SCHEDULE 14A (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

        [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
                        Commission Only (as permitted by
                                Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12

                       THE MANAGEMENT NETWORK GROUP, INC.


                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                       THE MANAGEMENT NETWORK GROUP, INC.

                        7300 COLLEGE BOULEVARD, SUITE 302
                           OVERLAND PARK, KANSAS 66210

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 3, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE MANAGEMENT NETWORK GROUP, INC., a Delaware corporation (the "Company"), will be held on June 3, 2004 at 9:00 a.m. local time, at the Bernardus Lodge, 415 Carmel Valley Road, Carmel Valley, CA 93924.

This proxy statement and the enclosed proxy card were first mailed to stockholders on or about May 3, 2004.

At the Annual Meeting, stockholders will vote on the election of three Class II directors to serve for a term of three years expiring at the 2007 Annual Meeting of Stockholders or until their successors are elected and the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 1, 2005.

Stockholders of record at the close of business on April 16, 2004 are entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote per share.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                       BY ORDER OF THE BOARD OF DIRECTORS

                               RICHARD P. NESPOLA
                                    CHAIRMAN

                              Overland Park, Kansas
                                 April 26, 2004

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                       THE MANAGEMENT NETWORK GROUP, INC.
                        7300 COLLEGE BOULEVARD, SUITE 302
                           OVERLAND PARK, KANSAS 66210

                                 PROXY STATEMENT
                   FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 3, 2004

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of The Management Network Group, Inc. ("we," "us," the "Company" or "TMNG"), for use at the Annual Meeting of Stockholders to be held June 3, 2004 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Bernardus Lodge, 415 Carmel Valley Road, Carmel Valley, California 93924. The telephone number at that location is (831) 624-2888.

These proxy solicitation materials and the Annual Report to Stockholders for the fiscal year ended January 3, 2004, including financial statements (the "Annual Report"), were first mailed on or about May 3, 2004 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

Stockholders of record at the close of business on April 16, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 34,551,533 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 96 stockholders. The closing price of the Company's Common Stock on the Record Date, as reported by The NASDAQ National Market, was $3.36 per share.

REVOCABILITY OF PROXIES

You may revoke your proxy at any time before the Annual Meeting by delivering to the Secretary of the Company prior to the Annual Meeting, or to the Inspector of Elections at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the meeting and voting in person. If you only attend the meeting but do not vote, your proxy will not be revoked.

VOTING AND SOLICITATION

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors. Beneficial owners of shares held in "street name" who wish to vote at the Annual Meeting must obtain a proxy form from the institution that holds their shares.

The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to those beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") appointed for the meeting, who will determine whether or not a quorum is present.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares outstanding on the Record Date. Shares voted "FOR," "AGAINST," or "WITHHELD FROM," a matter will be treated as being present at the meeting for purposes of establishing a quorum and will also be treated as shares voted at the Annual Meeting (the "Votes Cast").

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal (other than the election of directors).

In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum, broker non-votes should not be counted for purposes of determining the number of Votes Cast. Accordingly, the Company does not intend to treat broker non-votes as a vote against a proposal.

BOARD RECOMMENDATIONS

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board recommends you vote:

o    for the election of the persons nominated as Class II director

o for the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending January 1, 2005

If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals that are intended to be presented by stockholders at the Company's 2005 Annual Meeting must be received by the Company no later than December 31, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting (see "Submission of Stockholder Proposals and Nominations").

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Board of Directors consists of eight members, divided into three classes serving staggered terms of three years each. The term of office of Messrs. Andrew D. Lipman, Roy A. Wilkens and Frank M. Siskowski as Class II directors expires at the 2004 Annual Meeting. Messrs. Lipman, Wilkens and Siskowski have been nominated for an additional three-year term commencing on the Annual Meeting date.

Currently, there are three directors in Class I, three directors in Class II and two directors in Class III. Mr. Stephen B. Brodeur resigned as a Class III director in 2003. The Board expanded the number of directors in Class I in accordance with the Company's bylaws when Mr. Robert J. Currey was appointed to the Board in June 2003. The Class III and Class I directors will be elected at the Company's 2005 and 2006 Annual Meetings of Stockholders, respectively. Each of the Class II directors elected at the 2004 Annual Meeting will hold office until the 2007 Annual Meeting of Stockholders or until a successor has been duly elected and qualified.

Messrs Lipman, Wilkens and Siskowski have consented to serve on the Board of Directors for their respective terms. If Mr. Lipman, Mr. Wilkens or Mr. Siskowski becomes unavailable to serve as a director at the time of the Annual Meeting (which is not expected), the proxy holders will vote the proxies in their discretion for the nominee designated by the Board of Directors to fill the vacancy.

Here is some information about the nominees for Class II director and the directors whose term of office will continue after the Annual Meeting.


NAME                                  AGE    PRINCIPAL OCCUPATION
----                                  ---    --------------------

NOMINEES FOR CLASS II DIRECTOR
Andrew D. Lipman (1) (3)              52     Partner, Swidler Berlin Shereff
                                               Friedman LLP
Roy A. Wilkens (1) (2)                61     Director
Frank M. Siskowski (2)                56     Senior Vice President of Finance
                                               and Chief Financial Officer,
                                               ZANTAZ


CONTINUING CLASS I DIRECTORS
William M. Matthes                    44     Managing Partner, Behrman Capital
Micky K. Woo                          50     Vice President of the Company
Robert J. Currey (2) (3)              58     Chief Executive Officer,
                                                Consolidated Communications,
                                                Inc.

CONTINUING CLASS III DIRECTORS
Grant G. Behrman (1) (3)              50     Chairman and Managing Partner,
                                               Behrman Capital
Richard P. Nespola                    59     President, Chairman and Chief
                                               Executive Officer of the Company



(1)  Member of the Compensation Committee

(2)  Member of the Audit Committee

(3)  Member of the Nominating and Corporate Governance Committee

There are no family relationships among any of the directors or executive officers of the Company.

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

Andrew D. Lipman has been a director of the Company since 2000. Mr. Lipman is the senior partner in the Telecommunications Group and the Vice Chairman of the law firm of Swidler Berlin Shereff Friedman LLP. For more than ten years, while maintaining his partnership at Swidler Berlin Shereff Friedman LLP, Mr. Lipman also served as Senior Vice President, Legal and Regulatory Affairs for MFS Communications. Mr. Lipman sits on the Boards of Nuskin Enterprises, a cosmetics and nutritional manufacturer and marketer; Allegiance Telecom, a communications carrier; NHC, a telecommunications robotics equipment manufacturer; and
International Worldwide Cellular, an international cellular telephone distributor. Mr. Lipman is a graduate of the University of Rochester (summa cum laude) and Stanford Law School.

Roy A. Wilkens has served as a director of the Company since 1999. In 1985, Mr. Wilkens founded WilTel, Inc., a wholesale communications carrier and subsidiary of The Williams Companies, an oil and gas pipeline company. Mr. Wilkens was the Chief Executive Officer of WilTel Inc. from 1985 to 1995. In 1995, WilTel was acquired by LDDS Communications, a predecessor to MCI Worldcom. Mr. Wilkens remained as Chief Executive Officer of WilTel until 1997. Prior to 1985, Mr. Wilkens served as the President of Williams Pipeline Company, a subsidiary of The Williams Companies. In 1992, President George H. W. Bush appointed Mr. Wilkens to the National Security Telecommunications Advisory Council. He has also served as chairman of both the Competitive Telecommunications Association and the National Telecommunications Network.

Frank M. Siskowski was appointed a director by the Board of Directors in March 2003 to fill the vacancy left by the resignation of Mario M. Rosati, who curtailed his board activities. Mr. Siskowski is serving the unexpired portion of Mr. Rosati's term. Mr. Siskowski has a career of over 30 years in finance, including senior management positions with Visa International, MCI, PepsiCo, and Indus International. Since 2001, Mr. Siskowski has been Senior Vice President of Finance and Chief Financial Officer of ZANTAZ, a leading provider of Compliance Technology Solutions(TM) that enable clients to comply with industry regulations, respond to urgent litigation and regulatory audits, and mitigate legal and regulatory risks. From 1998 to 2000, Mr. Siskowski was Chief Financial Officer of E-LOAN, Inc., where he helped lead that company's initial public offering.

DIRECTORS WHOSE TERMS WILL CONTINUE BEYOND THE ANNUAL MEETING

Richard P. Nespola founded TMNG in 1990 and has served as President and Chief Executive Officer of the Company since that time. He was elected Chairman of the Board on December 2, 2002. During his extensive career in telecom, Mr. Nespola has served as Senior Vice President and Chief Operating Officer of Telesphere Communications and as Vice President of Financial Operations and Senior Vice President of Strategic Markets and Product Pricing at Sprint. He served as the Senior Director of Revenue and Treasury Operations at MCI from 1983 to 1986. Mr. Nespola is a frequent chair of industry forums and noted conference speaker. Mr. Nespola received a B.A. and M.B.A. from Long Island University.

Grant G. Behrman has been a director of the Company since 1998 and served as Chairman of the Board from 1998 to December 2, 2002. Mr. Behrman is a Managing Partner of Behrman Capital and was a founding partner of that firm. Prior to founding Behrman Capital, Mr. Behrman was a founding member of Morgan Stanley's Venture Capital Group where he worked from 1981 to 1991, and a consultant with the Boston Consulting Group from 1977 to 1981. Mr. Behrman is Chairman of the Board and a director of Esoterix, Inc., and a director of Brooks Equipment Corp., Athena Diagnostics, Inc. and several other private companies. Mr. Behrman received an M.B.A. with distinction from the Wharton Graduate School of Business in 1977 and an undergraduate degree in Business from the University of the Witwatersrand (South Africa).

William M. Matthes has served as a director since 1998. Mr. Matthes joined Behrman Capital, a private equity firm, in 1996 and has served as a Managing Partner of Behrman Capital since 1999. Mr. Matthes was Chief Operating Officer of Holsted Marketing, Inc., a direct marketing company, from 1994 to 1996. From 1989 to 1994, Mr. Matthes was a General Partner at Brentwood Associates, a private equity firm. Mr. Matthes currently serves as Chairman of the Board of Hunter Defense Holdings, Inc. and is a director of several other private companies. Mr. Matthes received his M.B.A. from Harvard Business School in 1986 where he was both a Baker Scholar and a Loeb Rhoades Fellow. Mr. Matthes received his A.B. in Economics from Stanford University, where he graduated with honors and distinction.

Micky K. Woo has served as a Vice President and director of TMNG and has been a Partner with TMNG since 1991. Prior to joining TMNG, Mr. Woo served from 1989 to 1991 as Vice President of Information Systems and Revenue Assurance at Telesphere Communications. From 1987 to 1989, Mr. Woo was the Director of Revenue and Treasury Management at Sprint and from 1983 to 1987 he served in management at MCI, including Senior Manager of Receivables Management, Senior Manager of the East Coast Billing Center, and Senior Manager of Revenue Reporting and Analysis. Prior to entering the telecommunications industry, Mr. Woo was a consultant with Price Waterhouse (now PricewaterhouseCoopers). Mr. Woo received his B.A. in Computer Science and an M.A. in Accounting from the University of Iowa.

Robert J. Currey was appointed a director by the Board of Directors in June 2003 to fill a vacancy created by the Board's decision to increase the number of independent directors on the Company's Board. Mr. Currey is President and CEO of Consolidated Communications. From 1998 until acquired by RCN, he served as President and CEO of 21st Century Telecom. He served as Vice Chairman of RCN until April of 2002. From 1990 to 1997 he served as President of Consolidated Communications until CCI merged with McLeodUSA in 1997. In 1996, he was named Chairman of the Illinois Coalition, a non-profit organization of business, government, academic, and labor leaders that promotes technology-based economic development in Illinois. He has also served as Chairman of the Board of the Illinois State Chamber of Commerce.

VOTE REQUIRED

The three nominees receiving the highest number of affirmative votes in person or represented by proxy and entitled to vote shall be elected as the Class II directors. Votes withheld from the directors are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

The Board of Directors held a total of 4 meetings during the fiscal year ended January 3, 2004. No director attended less than 75% of those meetings.

The Board of Directors has an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

The Audit Committee currently consists of Roy A. Wilkens, Robert J. Currey and Frank M. Siskowski. Mr. Andrew D. Lipman served on the Audit Committee until October 2003, when the director composition of the Audit Committee was changed. In connection with such change, Mr. Currey replaced Mr. Lipman on the Audit Committee. The Audit Committee oversees the accounting, auditing and financial reporting policies and practices of the Company. The Board of Directors has affirmatively determined that the members of the Audit Committee are "independent," as defined in the NASDAQ listing standards. Mr. Siskowski is considered to be an "audit committee financial expert" as defined by applicable rules of the Securities and Exchange Commission ("SEC"). The Audit Committee held a total of 5 meetings during fiscal year 2003. No member of the Audit Committee during 2003 attended less than 75% of those meetings.

In April 2004, the Audit Committee adopted a Third Amended and Restated Charter, describing the duties and functions of the Audit Committee, including responsibilities under the Sarbanes Oxley Act of 2002 (the "Sarbanes Oxley Act"), and applicable SEC and NASDAQ rules. A copy of the Third Amended and Restated Charter is attached to this proxy statement as Appendix A.

The Compensation Committee consists of Grant G. Behrman, Andrew D. Lipman and Roy A. Wilkens. The Compensation Committee makes recommendations to the Board of Directors regarding our employee benefit plans and the compensation of officers. None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, one of our officers or employees. No member of the Compensation Committee serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee. No officer of the Company serves on the Compensation Committee of any company by which any of the members of our Compensation Committee is employed. The Board of Directors has affirmatively determined that the members of the Compensation Committee are "independent" as defined in the NASDAQ listing standards. The Compensation Committee held a total of 4 meetings during fiscal year 2003. No member of the Compensation Committee attended less than 75% of those meetings.

In April 2004, the Compensation Committee adopted a Second Amended and Restated Charter, describing the duties and functions of the Compensation Committee. A copy of the Second Amended and Restated Charter is attached to this proxy statement as Appendix B.

The Nominating and Corporate Governance Committee consists of Grant G. Behrman, Andrew D. Lipman and Robert J. Currey. The Board of Directors has affirmatively determined that members of the Nominating and Corporate Governance Committee are "independent" as defined in the NASDAQ listing standards. The Nominating and Corporate Governance Committee's primary functions are to recommend individuals qualified to serve as directors of the Company; to advise the Board on its composition, procedures and committees; to advise the Board regarding corporate governance and to develop, recommend to the Board and evaluate periodically a set of corporate governance guidelines for the Company; to recommend to the Board an appropriate level of compensation for non-employee directors of the Company; and to oversee the evaluation of the Board and the Company's management.

In accordance with the provisions of its charter, the Nominating and Corporate Governance Committee will consider nominations for director made in good faith by shareholders and will not apply different selection criteria to shareholder nominees than the selection criteria for persons nominated by the Nominating and Corporate Governance Committee. For a description of the procedures for shareholders to make nominations for director, see "Submission of Stockholder Proposals and Nominations" contained in this proxy statement.

The Board will adopt a policy in 2004 to provide a mechanism for shareholders to communicate directly with the Board of Directors.

The Nominating and Corporate Governance Committee was formed in October 2003 and did not hold any meetings in 2003. In April 2004, the Nominating and Corporate Governance Committee adopted a Charter, describing the duties and functions of the committee. A copy of the Charter is attached to this proxy statement as Appendix C.

COMPENSATION OF DIRECTORS

Each non-employee director other than directors affiliated with entities owning more than five percent of the Common Stock of TMNG receives $1,000 in cash for each Board meeting he attends in person or $500 if attended by conference call, plus an additional $500 for each committee meeting he attends either in person or by conference call. Non-employee directors are also reimbursed for expenses incurred in connection with attending board and committee meetings. During fiscal year 2003, Messers. Wilkens, Lipman, Siskowski and Currey received $5,500, $5,500, $4,500 and $2,000, respectively in directors fees in connection with attendance at Board and committee meetings. During the second quarter of fiscal 2004, the Company paid Messers. Wilkens, Lipman, Siskowski and Currey $1,000, $1,000, $1,000 and $500, respectively, in directors fees in connection with committee meetings attended during fiscal 2003.

We have in the past granted non-employee directors options to purchase our Common Stock for services provided as directors pursuant to the terms of our stock plans, and our Board continues to have the discretion to grant options to new non-employee directors. Mr. Wilkens received options to purchase 37,500 shares of our Common Stock when he joined the Board of Directors in 1999. Such options have been exercised. Mr. Lipman received options to purchase 37,500 shares of our Common Stock when he joined the Board of Directors in 2000, and received additional options to purchase 34,212 shares of our Common Stock in 2001. Such options have not been exercised as of January 3, 2004. Mr. Siskowski received options to purchase 37,500 shares of our Common Stock when he joined the Board of Directors in March 2003. Such options have not been exercised as of January 3, 2004. Mr. Currey received options to purchase 37,500 shares of our Common Stock when he joined the Board of Directors in June 2003. Such options have not been exercised as of January 3, 2004. Option grants to directors to purchase shares of our Common Stock typically vest over a period of three to four years from the date of grant.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has engaged Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending January 1, 2005 and recommends that stockholders vote "FOR" ratification of such appointment.

Deloitte & Touche LLP has audited the Company's financial statements since 1995.

                           INDEPENDENT AUDITORS' FEES

The following table summarizes the aggregate fees billed to the Company by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") during 2003 and 2002:

                                               2003              2002
                                           ------------      ------------
Audit Fees (a)                               $168,325          $149,864

Audit-Related Fees (b)                       $ 14,450          $168,400

Tax Fees (c)                                 $  5,322          $ 26,968

All Other Fees (d)                           $  7,500
                                           ------------      ------------
Total                                        $195,597          $345,232
                                           ============      ============


(a) Fees for audit services billed in 2003 and 2002 consisted of the audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements, and consents and other services related to Securities and Exchange Commission ("SEC") matters.

(b) Fees for audit-related services billed in 2003 and 2002 consisted of due diligence related to acquisitions and employee benefit plan audits.

(c) Fees for tax services billed in 2003 and 2002 consisted of tax compliance and tax planning and advice

     o Fees for tax compliance services totaled $1,050 and $13,600 in 2003 and 2002, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of assistance with tax return filings in certain foreign jurisdictions. Performance of the tax services was pre-approved by the Audit Committee.

     o Fees for tax planning and advice services totaled $4,272 and $13,368 in 2003 and 2002, respectively. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted of tax advice related to a change in accounting methods for Federal income tax purposes in 2003, and structuring certain proposed acquisitions and international tax planning in 2002. Performance of the tax services was pre-approved by the Audit Committee.

(d) Fees for all other services billed in 2003 consisted of firm sponsored training and were pre-approved by the Audit Committee.

Memo:    Ratio of Tax Planning and
Advice Fees and All Other Fees to                    2003                2002
Audit Fees, Audit-Related Fees and              ------------        ------------
Tax Compliance Fees                                0.06:1.00          0.04:1.00

In considering the nature of the services provided by the Deloitte Entities, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discusses these services with the Deloitte Entities and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the rules of the Public Company Accounting Oversight Board and the American Institute of Certified Public Accountants.

                               PRE-APPROVAL POLICY

The charter of the Audit Committee provides for preapproval of non-audit services provided by the Deloitte Entities. A copy of the Third Amended and Restated Audit Committee Charter is attached to this proxy statement as Appendix
A. In 2004 the Board of Directors will adopt formal policies and procedures related to pre-approval of non-audit services performed by the Company's independent auditors.

                               EXECUTIVE OFFICERS

Here is information on our executive officers other than Messrs. Nespola and Woo, whose biographies appear on page 4.

Donald E. Klumb, 41, has served as Vice President and Chief Financial Officer of the Company since 1999. From 1998 to 1999, Mr. Klumb was a partner at Deloitte & Touche LLP and headed the firm's Midwest telecommunications and high technology practice. From 1992 to 1998, he was a senior manager with Deloitte & Touche LLP. Mr. Klumb received his B.S. in Accounting from the University of Wisconsin-Milwaukee and is a certified public accountant.

Jacob W. Bayer, Jr., 48, was appointed Corporate Secretary of the Company in 2002. Mr. Bayer is a director, member of the Executive Committee and Head of the General Business Group of the law firm of Shughart Thomson & Kilroy, P.C., Kansas City, Missouri. Mr. Bayer received his J.D. in 1980 from The University of Kansas School of Law. He received his undergraduate degree in Business Administration from The University of Kansas in 1977.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table describes the compensation earned by our Chief Executive Officer and our other executive officers who received annual compensation of more than $100,000 during 2003, 2002 and 2001:


--------------------------------- --------- -----------------------     ----------------------- -------------------
                                                                        Long-Term Compensation

                                                                        Securities  Restricted
                                             Annual Compensation        Underlying    Stock
            Name and                                                    Options      Award(s)        All Other
       Principal Position           Year     Salary ($)  Bonus ($)         (#)        ($)          Compensation ($)
--------------------------------- --------- -----------------------     ----------------------- --------------------
 Richard P. Nespola (1)             2003     $567,630         --              --                     $ 14,113
   Chairman, Chief Executive
   Officer and President
--------------------------------- --------- -----------------------     ----------------------- --------------------
                                    2002     $534,882         --              --                     $112,382
--------------------------------- --------- -----------------------     ----------------------- --------------------
                                    2001     $394,714         --         128,000                     $  7,889
--------------------------------- --------- -----------------------     ----------------------- --------------------
 Micky K. Woo (2)                   2003     $418,693   $ 25,000              --                     $  1,007
   Vice President
--------------------------------- --------- -----------------------     ----------------------- --------------------
                                    2002     $355,084         --              --                     $    303
--------------------------------- --------- -----------------------     ----------------------- --------------------
                                    2001     $262,033         --          85,000                     $    194
--------------------------------- --------- -----------------------     ----------------------- --------------------
Donald E. Klumb (3)                 2003     $232,692   $ 15,000          50,000     $433,750        $    723
   Vice President and Chief
   Financial Officer
--------------------------------- --------- -----------------------     ----------------------- --------------------
                                    2002     $189,615   $ 25,000              --                     $    172
--------------------------------- --------- -----------------------     ----------------------- --------------------
                                    2001     $180,385         --          50,000                     $    137
--------------------------------- --------- -----------------------     ----------------------- --------------------
 Stephen B. Brodeur (4)             2003     $240,391         --              --                     $ 14,860
   Vice President
--------------------------------- --------- -----------------------     ----------------------- --------------------

                                    2002     $194,235         --         100,000                     $    145
--------------------------------- --------- -----------------------     ----------------------- --------------------

 Amanda M. Weathersby (5)           2003     $ 91,846         --              --                     $  3,487
   Vice President
--------------------------------- --------- -----------------------     ----------------------- --------------------
                                    2002     $141,231         --              --                     $    169
--------------------------------- --------- -----------------------     ----------------------- --------------------
                                    2001     $144,615         --              --                     $    144
--------------------------------- --------- -----------------------     ----------------------- --------------------



(1) During the third quarter of 2001, Mr. Nespola agreed to waive receipt of cash base compensation for that quarter in exchange for a grant of 128,000 non-statutory stock options at fair market value as a part of cost-reduction initiatives adopted by management. Mr. Nespola's annual base salary rate for 2001 was $567,630. All other compensation in 2003 is for the taxable portion of group term life insurance, taxable portion of short-term and long-term disability insurance, and the use of an automobile, including the amount of lease payments taxable to Mr. Nespola. All other compensation in 2002 is for benefits related to estate planning, taxable portion of group term life insurance, taxable portion of split dollar life insurance, and the use of an automobile, including the amount of lease payments taxable to Mr. Nespola. All other compensation in 2001 is for the taxable portion of group term life insurance, taxable portion of split dollar life insurance, and the use of an automobile, including the amount of lease payments taxable to Mr. Nespola.

(2) During the third quarter of 2001, Mr. Woo agreed to waive receipt of cash base compensation for that quarter in exchange for a grant of 85,000 non-statutory stock options at fair market value as a part of cost-reduction initiatives adopted by management. Mr. Woo's annual base salary rate for 2001 was $376,824. All other compensation in 2003 is for the taxable portion of group term life insurance, and the taxable porting of short-term and long-term disability insurance. All other compensation in 2002 and 2001 is for the taxable portion of group term life insurance.

(3) During 2003 Mr. Klumb received a grant of 50,000 non-statutory stock options from the Company. The stock options have an exercise price of $2.31 per share. At the date of grant the closing market price of the Company's Common Stock was $3.47 per share. Also during 2003 Mr. Klumb received a grant of 125,000 shares of the Company's Common Stock, subject to restriction based on vesting requirements. The shares vest over a 2-year period, with 30% of the shares vesting upon the first anniversary of their grant date and the remaining 70% vesting on the second anniversary of the grant date. At the date of grant the closing market price of the Company's Common Stock was $3.47 per share. All other compensation in 2003 is for the taxable portion of group term life insurance, and the taxable portion of short-term and long-term disability insurance. All other compensation in 2002 and 2001 is for the taxable portion of group term life insurance.

(4) Mr. Brodeur's annual base salary for 2003 was $250,000. Mr. Brodeur resigned from the Company during the second quarter of 2003. As part of Mr. Brodeur's separation agreement from the Company, Mr. Brodeur provided services in the capacity of an employee to the Company until November 2003. All other compensation in 2003 is for the payout of accrued vacation, the taxable portion of group term life insurance, and the taxable portion of short-term and long-term disability insurance. Mr. Brodeur joined TMNG in March 2002, at which time his annual base salary rate was $250,000. Mr. Brodeur received a grant of 100,000 stock options at fair market value during 2002 in connection with his sale of Cambridge Strategic Management Group, Inc. to TMNG. All other compensation in 2002 is for the taxable portion of group term life insurance.

(5) Ms. Weatherby's annual base salary for 2003 was $175,000. Ms. Weathersby resigned from the Company during the second quarter of 2003. All other compensation in 2003 is for the payout of accrued vacation and the taxable portion of group term life insurance. All other compensation in 2002 and 2001 is for the taxable portion of group term life insurance.

EMPLOYMENT AGREEMENTS

Mr. Nespola and Mr. Klumb executed employment agreements with the Company in 2004 and 2003, respectively. The employment agreements were filed as exhibits to the Company's annual report on Form 10-K for the year ended January 3, 2004, as filed with the U.S. Securities and Exchange Commission on March 31, 2004.

OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information relating to stock options granted during 2003 to the named executive officer, together with the potential realizable value over the term of the options (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. Additionally, the table contains appreciation at 0% to reflect the value of the option grant at the grant date, as the exercise price of the options was below the closing market price of the Company's Common Stock at such date. The appreciation percentage amounts are mandated by the SEC and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our Common Stock.


------------------------ ------------------ ----------------- -------------- --------------- --------------------------------

                                                                                         Potential Realizable Value at
                      Number of        Percent of                                           Assumed Annual Rates of
                     Securities      Total Options                                          Stock Appreciation for
                     Underlying       Granted to      Exercise                                   Option Term (2)
                      Options        Employees in    Price Per       Expiration
          Name       Granted (1)         2003          Share            Date               0% (3)        5%            10%
------------------- ------------- ----------------- ------------ ------------------ -----------------------------------------
Donald E. Klumb        50,000            2.47%         $2.31      December 19, 2013  $0.1 million  $0.1 million  $0.2 million
------------------- ------------- ----------------- ------------ ------------------ -----------------------------------------


(1) We granted options to purchase a total of 2,027,500 shares of Common Stock during 2003.

(2) Potential realizable value is based on the assumed fair market value of our Common Stock underlying the option on the date of exercise minus the aggregate exercise price of the option.

(3) Potential realizable value is based on the excess of fair market value of our Common Stock above the exercise price of the stock option, at the date of grant. The stock options have an exercise price of $2.31 per share. At the date of grant the closing market price of the Company's Common Stock was $3.47 per share.

AGGREGATE YEAR-END OPTION VALUES

The following table contains information regarding the number and value of securities underlying exercisable and unexercisable options held by the named executive officers at January 3, 2004:




----------------------------- ---------------------------------------------- -------------------------------------------

                                         Number of Securities                           Value of Unexercised
                                        Underlying Unexercised                              In-The-Money
                                              Options at                                     Options at
                                            January 3, 2004                                January 3, 2004 (1)
----------------------------- ---------------------------------------------- -------------------------------------------
        Name                      Exercisable           Unexercisable             Exercisable          Unexercisable
----------------------------- ------------------- -------------------------- ---------------------- --------------------
 Richard P. Nespola                 305,600                  --                       --                    --
----------------------------- ------------------- -------------------------- ---------------------- --------------------
 Micky K. Woo                       268,200                  --                    $ 82,500                 --
----------------------------- ------------------- -------------------------- ---------------------- --------------------
 Donald E. Klumb                    250,000                75,000                  $285,750              $ 48,000
----------------------------- ------------------- -------------------------- ---------------------- --------------------
 Stephen B. Brodeur                  25,000                  --                    $  4,250                 --
----------------------------- ------------------- -------------------------- ---------------------- --------------------



(1) Value of unexercised in-the-money options is based on a value of $3.27 per share, the closing price of our Common Stock on the NASDAQ National Market on January 2, 2004, minus the per share exercise price, multiplied by the number of shares underlying the option.

INTERNAL REVENUE CODE SECTION 162(M) LIMITATIONS ON EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code (the "Code") generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid for any fiscal year to the company's chief executive officer and the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if stated requirements are met. Section 162(m) provides for a transition period of up to approximately three years after a company goes public before the limitations fully apply. No executive officer of the Company received any compensation in excess of this limit during fiscal 2003. Although the Compensation Committee has designed the Company's executive compensation program so that compensation will be deductible under Section 162(m), at some future time it may not be possible or practicable or in the Company's best interests to qualify an executive officer's compensation under Section 162(m). Accordingly, the Compensation Committee and the Board of Directors reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information with respect to compensation plans (including individual compensation arrangements) under which Common Stock of the Company was authorized for issuance to officers, directors and employees as of January 3, 2004.


---------------------------- ---------------------------- ------------------------------ --------------------------------


                                                                                           Number of Shares Remaining
                                Number of Shares to be                                    Available for Future Issuance
                               Issued Upon Exercise of      Weighted-Average Exercise       Under Equity Compensation
                                Outstanding Options or         Price of Outstanding           Plans (Excluding Shares
      Plan Category           Vesting of Restricted Stock            Options                 Reflected in Column (a))
---------------------------- ---------------------------- ------------------------------ --------------------------------
                                         (a)                          (b)                              (c)
---------------------------- ---------------------------- ------------------------------ --------------------------------
 Equity compensation
 plans approved by
 stockholders
    - 1998 Equity Incentive
        Plan - Stock Options            4,863,615                     $5.18                            364,187
    - 1998 Equity Incentive
        Plan - Restricted Stock           720,000                      n/a                             780,000
---------------------------- ---------------------------- ------------------------------ --------------------------------
 Equity compensation
 plans not approved by
 stockholders
   - 2000 Supplemental
        Stock Plan                      1,183,285                     $4.78                          2,659,924
---------------------------- ---------------------------- ------------------------------ --------------------------------
 Total                                 6,766,900                     $5.10                          3,804,111
---------------------------- ---------------------------- ------------------------------ --------------------------------



COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee"), comprising three directors, none of whom are employees of the Company, is responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company's compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company's performance and stockholder return.

Compensation Philosophy. The Company's overall executive compensation philosophy is based on a series of guiding principles derived from the Company's values, business strategy, and management requirements. These principles are summarized as follows:

- Provide competitive levels of total compensation which will enable the Company to attract and retain the best possible executive talent;

-    Motivate executives to achieve optimum performance for the Company;

- Align the financial interest of executives and stockholders through equity-based plans;

-    Provide  a  total   compensation   program   that   recognizes   individual
     contributions as well as overall business results.

Compensation Program. The Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all officers of the Company and establishing and reviewing general policies relating to compensation and benefits of employees of the Company. The Committee is also responsible for the administration of the Company's 1998 Equity Incentive Plan and 2000 Supplemental Stock Plan, the Employee Stock Purchase Plan, and annual Bonus Plans. There are three major components to the Company's executive compensation: base salary, potential cash bonus, and potential long-term compensation in the form of stock options or restricted stock. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

1. Base Salary. In setting compensation levels for executive officers, the Committee reviews competitive information relating to compensation levels for comparable positions at consulting firms, telecommunications companies and other high technology companies. In addition, the Committee may, from time to time, hire compensation and benefits consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position to the success of the Company.

2. Long-Term Incentives. The Company's Stock Plan provides for the issuance of options to officers and employees of the Company to purchase shares of the Company's Common Stock at an exercise price, which in general is equal to the fair market value of the Common Stock on the date of grant. Stock options are granted to the Company's executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Company's stock plan also provides for the issuance of Common Stock to key management personnel of the Company, subject to restriction. The shares are restricted based on vesting requirements, which currently provide for a graded vesting schedule over two years from the date of grant. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders and enhancing the value of the Company's equity.

3. Benefits. The Company provides benefits to the named executive officers that are generally available to all employees of the Company. The amount of executive level benefits and perquisites, as defined in accordance with SEC rules, did not exceed 10% of total salary and bonus for fiscal year 2003 for any executive officer.

It is in the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align the Company's corporate economic performance and the interest of the Company's stockholders with progressive, balanced and competitive executive total compensation in an equitable manner.

2003 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

In determining Mr. Nespola's salary for fiscal year 2003, the Committee considered competitive compensation data for publicly-held consulting and telecommunications companies. The Committee also took into account Mr. Nespola's experience and knowledge and his performance as Chief Executive Officer. Mr. Nespola's salary for fiscal year 2003 was $567,630. He did not receive a bonus for 2003.

The foregoing Committee Report is not considered "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                            Respectfully submitted,

                            THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                            GRANT G. BEHRMAN, ANDREW D. LIPMAN, ROY A. WILKENS

April 26, 2004

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls. Our independent auditors are responsible for auditing our annual financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The Board of Directors adopted a written Charter for the Audit Committee in 2001. In November 2002, the Board adopted a Second Amended and Restated Charter. In April 2004, the Board adopted a Third Amended and Restated Charter, a copy of which is attached to this proxy statement as Appendix A, which reflects the additional responsibilities assumed by the Audit Committee under NASDAQ and SEC rules.

The Audit Committee has sole authority to engage the independent auditors to perform audit services (subject to stockholder ratification) and permitted non-audit services, and the sole authority to approve all audit engagement fees and the terms of all permitted non-audit engagements and fees of the independent auditors. The independent auditors report directly to the Audit Committee and are accountable to the Audit Committee.

In fulfilling its oversight responsibilities, the Committee reviewed the Company's 2003 audited financial statements with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and other matters that are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and discussed with the independent auditors the auditors' independence from management and the Company, including the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the auditors' independence. The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls, the Company's disclosure controls and procedures for financial reporting, and the overall quality of the Company's financial reporting.

The Committee discussed with management and the independent auditors the critical accounting policies of the Company, the impact of those policies on the Company's 2003 financial statements, the impact of known trends, uncertainties, commitments and contingencies on the application of those policies, and the probable impact on the 2003 financial statements if different accounting policies had been applied.

The Committee held 5 meetings during fiscal year 2003. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended January 3, 2004 for filing with the SEC. The Committee also engaged, subject to stockholder ratification, the Company's independent auditors to perform audit services for fiscal year 2004.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting and, notwithstanding the designation of one or more Audit Committee members as "audit committee financial experts" pursuant to SEC rules, are not experts in the field of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent auditors and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, appropriate internal controls and procedures, or appropriate disclosure controls and procedures for financial reporting, or that the Company's reports and information provided under the Exchange Act are accurate and complete. Furthermore, the Audit Committee's considerations and discussions referred to above and in the Amended and Restated Charter do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepting accounting principles, that the Company's auditors are in fact "independent," or that the matters required to be certified by the Company's Chief Executive Officer and Chief Financial Officer in the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q under the Sarbanes-Oxley Act and related SEC rules have been properly and accurately certified.

The foregoing Committee Report is not considered "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into any such future filing.

                         Respectfully submitted,

                         THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                         FRANK M. SISKOWSKI, ROY A. WILKENS AND ROBERT J. CURREY

April 26, 2004



                             STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the NASDAQ National Market, U.S. index ("NASDAQ U.S. Index") (in which the Company is included), and the Russell 2000 Index (in which the Company is not included) for the period beginning on November 23, 1999, the Company's first day of trading after its initial public offering, and ending on January 3, 2004.


                COMPARISON OF 48 MONTH CUMULATIVE STOAL RETURN*
                    AMONG THE MANAGEMENT NETWORK GROUP, INC.
        THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE RUSSELL 2000 INDEX


$250  |
      |
      |
      |
      |
$200  |
      |                #
      |
      |
      |
$150  |
      |                                                                   @
      |
      |                *
      |                @            @            @
$100  |   #
      |                                                      @
      |
      |                             #*
      |                                          *                         *
 $50  |
      |                                          #            *
      |
      |                                                                    #
      |                                                       #
  $0  |
      --------------------------------------------------------------------------
          |            |            |            |            |            |
       11/23/99      1/1/00      12/30/00     12/29/01     12/28/02      1/3/04

# The Management Network Group, Inc.
* NASDAQ Stock Market (U.S.)
@ Russell 2000




                                      11/23/99      1/1/00      12/30/00     12/29/01     12/28/02     1/3/04
                                      --------     --------     --------     --------     --------     -------

The Management Network Group,          100.00       191.91        69.85        41.18        10.00       19.24
Inc.

NASDAQ Stock Market (U.S.)             100.00       121.58        73.13        59.16        40.63       60.23

Russell 2000 Index                     100.00       111.25       107.89       111.73        88.15      130.39


*$100 invested on 11/23/99 in stock or index-including reinvestment of dividends.



This Stock Performance Graph and related disclosure are not considered "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into any such future filing.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock as of April 16, 2004, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the current executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise indicated, the address for each beneficial owner set forth below is c/o The Management Network Group, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210.



                                                                                           SHARES BENEFICIALLY
                                                                                                  OWNED
                                                                                    TOTAL
 BENEFICIAL OWNER                                                                   NUMBER                  PERCENT
---------------------------------------------------------------------------- ---------------------- -------------------------

 5% STOCKHOLDERS:
 Behrman Capital II L.P.(1)                                                        12,467,282                  35.2%
   126 E. 56th Street, 27th Floor
   New York, NY 10022
 Wasatch Advisors (2)                                                               2,957,366                   8.3%
   150 Social Hall Avenue
   Salt Lake City, UT 84111
 Stephen B. Brodeur                                                                 2,892,800                   8.2%
 EXECUTIVE OFFICERS & DIRECTORS:
 Grant G. Behrman(1)(3)                                                            12,467,282                  35.2%
   Behrman Capital
   126 E. 56th Street, 27th Floor
   New York, NY 10022
 William M. Matthes(1)(4)                                                          12,467,282                  35.2%
   Behrman Capital
   Four Embarcadero Center
   Suite 3640
   San Francisco, CA 94111
 Richard P. Nespola(5)                                                              3,449,314                   9.7%
 Micky K. Woo Trust(6)                                                              2,294,921                   6.5%
 Donald E. Klumb(7)                                                                   386,826                   1.1%
 Roy A. Wilkens                                                                        37,500                     *
 Andrew D. Lipman(8)                                                                   63,159                     *
   Swidler Berlin Shereff Friedman LLP
   3000 K Street, N.W.
   Suite 300
   Washington, DC 20007
 Frank M. Siskowski(9)                                                                  9,375                     *
   ZANTAZ, Inc.
   5671 Gibraltar Drive
   Pleasanton, CA 94588
 Robert J. Currey(9)                                                                    9,375                     *
   Consolidated Communications
   121 S. 17th Street
   Mattoon, IL 61938

 All directors and executive officers as a group (9 persons)                       18,717,752                 52.8%



*    Less than 1% of the outstanding shares of Common Stock.

(1) Includes 81,097 shares held by Strategic Entrepreneur Fund II, L.P., an affiliate of Behrman Capital.

(2) Based on information provided by Wasatch Advisors in Schedule 13G filed in February 2004.

(3) Represents 12,386,185 shares held by Behrman Capital and 81,097 shares held by Strategic Entrepreneur Fund. Mr. Behrman is a managing member of Behrman Brothers LLC, the general partner of Behrman Capital, and a general partner of Strategic Entrepreneur Fund. Mr. Behrman disclaims beneficial ownership of the shares held by these entities, except to the extent of his proportionate membership interest in Behrman Brothers LLC and his partnership interest in Strategic Entrepreneur Fund. Mr. Behrman is a member of our Board of Directors.

(4) Represents 12,386,185 shares held by Behrman Capital and 81,097 shares held by Strategic Entrepreneur Fund. Mr. Matthes is a managing member of Behrman Brothers LLC. Mr. Matthes disclaims beneficial ownership of the shares held by Behrman Capital, except to the extent of his proportionate membership interest in Behrman Brothers LLC. Mr. Matthes is a member of our Board of Directors.

(5)  Includes 305,600 exercisable stock options.

(6)  Includes  70,200  shares  held  by  Growth  Unlimited,   Inc.  and  268,200
     exercisable stock options.

(7) Includes 250,000 exercisable stock options and 125,000 shares of restricted stock. The restricted shares vest over a 2-year period, with 30% of the shares vesting upon the first anniversary of their grant date and the remaining 70% vesting on the second anniversary of the grant date. The shares were awarded on December 19, 2003.

(8)  Includes 63,159 exercisable stock options.

(9)  Includes 9,375 exercisable stock options.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company's directors, officers and beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms submitted to it during the fiscal year ended January 3, 2004 (the "Last Fiscal Year"), the Company has determined the following forms were filed late by the following individuals:

                  Individual                                   Forms
         Mr. Frank M. Siskowski                      Form 3 and Form 4
         Mr. Robert J. Currey                        Form 3

The delay in filing was subsequently remedied by both Mr. Siskowski and Mr. Currey. All other officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements during 2003. The Company assists its directors and officers in the preparation and filing of reports required under Section 16(a) of the Exchange Act. The Company has initiated procedures to facilitate timely filing of such reports in an effort to mitigate future delinquent filings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with our directors and executive officers.

LOANS TO OFFICERS

As of January 3, 2004, there was one line of credit between the Company and Mr. Nespola. The maximum aggregate amount available for borrowing under the loan agreement was reduced from $600,000 to $300,000 during 2003. Aggregate borrowings against the line of credit at December 28, 2002 and January 3, 2004 totaled $300,000 for each period and are due in 2011. In accordance with the loan provisions, the interest rate charged on the loans is equal to the Applicable Federal Rate (AFR), as announced by the Internal Revenue Service, for short-term obligations (with annual compounding) in effect for the month in which the advance is made, until fully paid. Pursuant to the Sarbanes-Oxley Act, no further loan agreements or draws against the line may be made by the Company to, or arranged by the Company for its executive officers.

POLICY REGARDING TRANSACTIONS WITH AFFILIATES

All future transactions with affiliates must be approved by a majority of our independent and disinterested directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to us than we could have obtained from unaffiliated third parties.

               SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Do I have a right to nominate directors or make proposals for consideration by the stockholders?

Yes. Our Bylaws establish procedures which you must follow if you wish to nominate directors or make other proposals for consideration at an Annual Meeting of Stockholders.

How do I make a nomination?

If you are a stockholder of record and wish to nominate someone to the Board of Directors, you must give written notice to the Company's Secretary. Your notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days in advance of the first anniversary date of mailing of the Company's proxy statement released to stockholders in connection with the previous year's Annual Meeting of Stockholders; provided, however, that if no Annual Meeting was held the previous year or the date of the Annual Meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, your notice must be received a reasonable time before the solicitation is made. A nomination received after such date will be deemed untimely and will not be considered. Your notice must include:

o your name and address and the name and address of the person(s) nominated by you

o a representation that you are the holder of record of Common Stock of the Company entitled to vote at the Annual Meeting and, if applicable, that you intend to appear in person or by proxy at the Annual Meeting to nominate the person(s) specified in your notice

o if applicable, a description of all arrangements and understandings between you and each nominee and any other person(s) (naming them) pursuant to which the nomination was made

o such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC

o    the consent of each nominee to serve as a director if elected

How do I make a proposal?

If you are a stockholder of record and wish to make a proposal to the stockholders, you must give written notice to the Company's Secretary in accordance with the same procedure, as applicable, and containing the same information, as applicable, with respect to the proposal as required for a nomination as described above. Any proposal received after the date specified above will be deemed untimely and will not be considered.

                                  ANNUAL REPORT

TMNG's Annual Report to Stockholders, containing financial statements for the fiscal year ended January 3, 2004, is being mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting. You must not regard the Annual Report as additional proxy solicitation material.

The Company will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of the Company's annual report on Form 10-K, including the financial statements, filed with the Securities and Exchange Commission for the fiscal year ended January 3, 2004.

                                  HOUSEHOLDING

A single copy of our 2003 Annual Report and this proxy statement are being delivered to any multiple stockholders sharing the same address pursuant to SEC Rule 14a-3(e)(1), unless we or our transfer agent have received contrary instructions from one or more of those stockholders. We agree to deliver promptly upon written or oral request a separate copy of our Annual Report and proxy statement to any stockholder at a shared address to which a single copy of those documents has been delivered. You may notify us that you wish to receive a separate copy of the Annual Report and proxy statement for the 2004 or any future Annual Meeting by contacting us at 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, (913) 345-9315, Attention: Secretary. Stockholders who are members of a single household receiving multiple copies of those documents and who wish to receive a single copy may contact us at the same address or telephone number.

                                  OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

                             THE BOARD OF DIRECTORS

Overland Park, Kansas
April 26, 2004

                                   APPENDIX A

                       THE MANAGEMENT NETWORK GROUP, INC.

                           THIRD AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                   APRIL 2004

                                    PURPOSES

     The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of The Management Network Group, Inc., a Delaware corporation (the "Company") is to assist the Board in fulfilling its oversight responsibilities.

     The Committee will review, as necessary, to help ensure the quality and adequacy of

o    The Company's system of internal controls

o    The Company's process of financial reporting and related disclosures

o The Company's independent auditors, audit scope, audit results and related fees

The Audit Committee will provide the Company's Board of Directors with the results of its reviews, including recommendations derived therefrom and progress on implementing the necessary changes at least once each year, along with such additional information and material as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board's attention.

     In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe or as the Committee deems advisable.

The Committee does not itself prepare financial statements or perform audits, and its member are not auditors or certifiers of the Company's financial statement. The members of the Committee are not professionally engaged in the practice of accounting and are not experts in the field of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent auditors. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting policies, or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations, or appropriate disclosure controls and procedures designed to ensure that information required to be disclosed in Exchange Act reports is recorded, processed, summarized and reported on a timely basis. Furthermore, the Committee's considerations and discussion referred to in this Charter do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, that the Company's auditors are in fact "independent," or that the matters required to be certified by the Chief Executive Officer and Chief Financial Officer of the Company under the Sarbanes-Oxley Act of 2002
("Sarbanes-Oxley") and applicable rules of the Securities and Exchange Commission ("SEC") have been properly and accurately certified.

                                   MEMBERSHIP

     The Committee, a standing committee of the Board, will be composed of at least three directors, each of whom is qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. ("NASDAQ"), Sarbanes-Oxley and applicable SEC rules. The Committee shall consist of at least three members who are recommended by the Nominating and Corporate Governance Committee and appointed annually to one year terms by a majority vote of the Board at the meeting of the Board immediately following the annual meeting of stockholders. Vacancies on the Committee shall be filled by majority vote of the Board, upon the recommendation of the Nominating and Corporate Governance Committee, no later than the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Board.

     All members of the Committee will be able to read and understand fundamental financial statements, and at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication as required by NASDAQ. In addition, either (i) at least one member of the Committee must qualify as an "audit committee financial expert" under the SEC's rules or (ii) the Committee must advise the Company that none of its members so qualifies.

     No member of the Committee shall serve on the audit committees of more than two other public-held companies, unless the Board determines that such simultaneous service would not impair the director's ability to serve effectively on the Committee.

                              INDEPENDENT ADVISORS

     The Committee shall have the authority, to the extent it deems necessary or
appropriate,   to  retain  special  legal,   accounting  or  other  advisors  or
consultants to advise the Committee.

                            THE INDEPENDENT AUDITORS

     In addition to their role in auditing the Company's annual financial statements, reviewing the Company's quarterly financial statements and the other functions addressed in this Charter, the independent auditors:

     1. Are ultimately accountable to the Audit Committee, and the Committee has sole authority to select, evaluate and, where appropriate, replace the independent auditors.

     2. Shall submit to the Committee on a periodic basis (not less often than annually) a written statement delineating all relationships between the independent auditors and the Company

     3. Shall submit to the Committee on a periodic basis (not less often than annually) a written report describing:

          a.   The critical accounting policies and practices of the Company

          b.   Alternative treatments with GAAP discussed with management

          c. Any written communications with management, such as management letters and unresolved differences with management

          d. Any other unresolved issues with management or limitations on the scope or performance of the audit

          e.   The auditors' internal quality control procedures

          f. Any material issues raised by the auditors' most recent quality control review or peer review

          g. Any restrictions on the scope of the auditors' activities or access to requested information

          h.   Any significant disagreements with management

          i. Any inquiry or investigation by governmental or professional authorities on any Company audit performed within the last five years

          j.   All steps taken by the auditors to deal with those issues

          k. Any accounting adjustments noted or proposed by the auditors and "passed" by management or the auditors

          l. Any communication between the lead or reviewing audit partner and the auditors' national office regarding auditing or accounting issues at the Company

                                    MEETINGS

     The Committee shall meet at least quarterly or more frequently as circumstances dictate. The Board shall, upon the recommendation of the Nominating and Corporate Governance Committee, designate one member of the Committee as its Chairperson. The Chairperson of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; PROVIDED, however, that no subcommittee shall consist of fewer than two members; and PROVIDED FURTHER that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

     As part of its mission to foster open communication, the Committee shall meet periodically with management, the directors and the independent auditors in separate executive sessions to discuss any matter the Committee or each of these groups believes should be discussed privately. The Committee shall meet with the independent auditors and management on a quarterly basis to review the Company's quarterly or annual financials, as applicable, and the Company's financial results and disclosures for the quarter or year.

     The Committee may request any director, officer or employee of the Company or the Company's outside counsel, advisors or consultants to attend any meeting of the Committee or to meet with any members of or advisors or consultants to the Committee to discuss or provide information pertinent to any matters within the scope of the Committee's duties and responsibilities. The Committee may also meet with investment bankers or financial analysts who follow the Company.

     The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                           RESPONSIBILITIES AND DUTIES

     In carrying out its responsibilities and duties, the Committee's policies and procedures should remain flexible, so that it may be in a position to respond to changing circumstances or conditions. The following are within the authority of the Committee:

INTERNAL CONTROLS

     o Monitor on a periodic, but at least annual basis primarily through discussion with management and the independent auditors, or other methods deemed appropriate the adequacy of the Company's system of internal controls and management's compliance with those controls

CRITICAL ACCOUNTING POLICIES

     o In discussions with management and the independent auditors, identify and assess the accounting policies of the Company which management, the independent auditors and the Committee deem the most critical and which involve the most complex, subjective or ambiguous decisions or assessments, and in connection therewith:

          o Evaluate any significant change in the Company's critical accounting policies, or proposals for change in those policies, that may have a significant impact on the Company's financial reports

          o Evaluate the judgments and uncertainties affecting the application of the Company's critical accounting policies, the impact of those policies on the Company's financial reporting and performance, the effect changing conditions may have on the impact of those policies, and the likelihood that materially different financial results would be reported under different conditions or using different assumptions

DOCUMENTS/REPORTS REVIEW

o Review with the financial officers and the independent auditors before release the Company's annual and quarterly financial statements and any reports or other financial information submitted to the SEC, NASDAQ or the public, including any certification, report, opinion or review rendered by the independent auditors

o Review with the financial officers and the independent auditors before release the Section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A") in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q and evaluate the quality and adequacy of the Company's disclosures in MD&A with regard to:

     o    Critical accounting policies

     o The liquidity and capital resources of the Company, and the likely impact of known trends, commitments, events and uncertainties on the Company's liquidity and capital resources

     o The impact on liquidity and capital resources of any off-balance sheet arrangements and foreign currency or interest rate risk exposure

     o    The  impact  on the  Company's  liquidity  and  capital  resources  of
          transactions   between   the  Company  and   "related   parties,"   as
          contemplated below

o Review with the financial officers and the independent auditors the regular internal reports to management prepared by the independent auditors and management's responses to those reports

o Review with the financial officers and the independent auditors before release any quarterly earnings announcements or other public announcements regarding financial results, including the presentation of any "pro forma" or "adjusted" non-GAAP financial information contained therein.

INDEPENDENT AUDITORS

o Have the sole authority and responsibility to select, evaluate, set the compensation and the terms of engagement of and, where appropriate, replace the independent auditors

o Pre-approve all permissible non-audit engagements to be undertaken by the independent auditor, either explicitly or through pre-approval policies and procedures to be approved by the Committee

o    Review  the  independent   auditors'  proposed  audit  scope  approach  and
     independence, including an annual review of:

     o The industry knowledge and experience of key audit partners and managers responsible for auditing the Company

     o The ability and willingness of key audit partners and managers to consult with other experts in their firm on matters of importance to the Company

     o    The quality control procedures adopted by the independent auditors

     o The written reports required from the independent auditors concerning the Company's critical accounting policies and practices, alternative treatments of material items within GAAP discussed with management, written communications with management, and related matters

o    Conduct a post-audit review of the financial statements and audit findings,
     including  any  significant   suggestions  for  improvements   provided  to
     management by the independent auditors

o Evaluate the independence of the independent auditors, who shall be accountable to the Committee, including:

     o Review and engage in active dialogue with the independent auditors regarding their written statement concerning any relationships between the independent auditors and the Company, or any other relationships, that may adversely affect the independence of the independent auditors and based on that report, assess the independence of the independent auditors

     o Review the scope and range of non-audit services permitted by law or regulation to be provided and provided by the independent auditors, the impact of those services on the independence of the independent auditors (including whether the provision of those non-audit services is compatible with the auditors' independence) and the quality and adequacy of the Company's reporting regarding those services and their impact

     o Confirm with the independent auditors that no prohibited non-audit services were provided to the Company by the independent auditors

     o Retain other firms to perform any services the independent auditors are permitted to perform under applicable law or regulation but which the Committee determines should be performed by persons other than the independent auditors

     o Determine whether the independent auditors perform any services prohibited by applicable law or regulation and retain other persons to perform those services

o Evaluate the performance of the independent auditors, including the lead partner and reviewing partner, and approve any proposed discharge of the independent auditors when circumstances warrant

o Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements

o Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61

o Discuss with the independent auditors their independence and the written disclosures and letter required to be provided by them under Independence Standards Board No. 1

o Ensure regular rotation of the audit partners as required by law and consider whether the independent auditor firm should be rotated

o Establish and enforce policies with regard to the hiring by the Company of former employees or partners of the independent auditors

o Engage in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with the SEC's rules and regulations

FINANCIAL REPORTING PROCESSES

o In consultation with the independent auditors and financial management, evaluate the quality and integrity of the Company's financial reporting processes, both internal and external

o    Evaluate  the  independent   auditors'  judgments  about  the  quality  and
     appropriateness of the Company's accounting policies as applied in its financial reporting

o Consider and approve, if appropriate, significant changes to the Company's auditing and accounting policies and practices as suggested by the independent auditors or management

o Based on the matters discussed with the independent auditors, recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K

o Review and discuss with management, the Board of Directors and the independent auditors any material financial or non-financial arrangements of the Company which do not appear on the Company's financial statements ("off-balance sheet arrangements"), the risks created by those arrangements, and the quality and adequacy of the Company's reporting with regard to the same

o Identify and discuss with management, the Board of Directors and the independent auditors the material risks faced by the Company's business or which could impact the financial condition or performance of the Company, and evaluate how those risks are managed by the Company and the quality and adequacy of the Company's reporting with regard to the same

o Review, discuss with management, the Board of Directors and the independent auditors and approve as appropriate all related-party transactions, as defined in the applicable NASDAQ and SEC rules.

o Oversee compliance with the requirements of the SEC for disclosure of the independent auditors' services and Committee members and activities

o Provide a report for the Company's annual meeting proxy statement in accordance with the SEC's rules

o Discuss with management and the independent auditors the Company's policies and practices with respect to earnings guidance and press releases and review and evaluate all earning guidance provided by the Company

o Evaluate and monitor management's disclosure controls and procedures for Exchange Act reporting

o Evaluate and monitor management's procedures in connection with the certification of the Company's Exchange Act reports by the Chief Executive Officer and Chief Financial Officer

o    Perform an annual review of

     o Major issues regarding accounting principles and financial statement presentation

     o Significant changes in the selection or application of accounting principles

     o Any major issues regarding the adequacy of accounting controls and procedures or disclosure controls and procedures and any special steps adopted by the independent auditors in light of material control deficiencies

     o The analyses made by management and/or the independent auditors regarding significant financial reporting issues and judgments made in preparing financial statements

     o Analyses of the impact of alternative GAAP methods on the financial statements

     o    The  effect  of  off-balance  sheet   arrangements  on  the  financial
          statements

     o The impact of any "pro-forma" or "adjusted" non-GAAP financial information provided by the Company

     o The financial information and earnings guidance provided to analysts and ratings agencies

o Evaluate and perform an annual review of management's risk assessment and risk management policies and procedures, including an evaluation of major financial risk exposures and steps management has taken to control those exposures

AUDIT PROCESS

o Establish regular and separate systems of reporting to the Committee by management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments

o Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information

o Evaluate and resolve any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements

o Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented

o Implement procedures for making confidential, anonymous complaints to the Audit Committee regarding questionable accounting, financial reporting or other practices

ETHICAL AND LEGAL COMPLIANCE

o Establish, review and update periodically a Code of Conduct for the Company and ensure that management has established a system to enforce this Code. Supervise management's enforcement and performance of the Code. Evaluate any requested waivers of the Code. Not grant any such waiver without disclosure to shareholders and implementation of appropriate controls to protect the Company.

o Review management's monitoring of compliance with the Code of Conduct, and verify that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to the SEC, NASDAQ and the public satisfy legal requirements

o Review the activities, organizational structure and qualifications of the Company's financial management

o Review with the Company's counsel legal compliance matters, including securities trading policies and compliance with Sarbanes-Oxley, SEC rules and NASDAQ listing standards

o Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements

o Implement procedures for making confidential, anonymous complaints to the Committee regarding questionable accounting, financial reporting or other practices

INVESTIGATIONS

o Conduct or authorize investigations into or studies of any matters within the scope of the Committee's duties and responsibilities, as the Committee may in its discretion deem necessary or advisable.

OTHER RESPONSIBILITIES

o Review the activities, organizational structure and qualifications of the Company's financial management team.

o Undertake such other duties as the Board of Directors may delegate or which the Committee may deem advisable

o Report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations

                           EVALUATION OF THE COMMITTEE

     The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

     The Committee shall deliver to the Nominating and Corporate Governance Committee a verbal or written report, at least annually or as deemed appropriate, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures.

                                      * * *



             As adopted by the Board of Directors on April 14, 2004.






                                   APPENDIX B

                       THE MANAGEMENT NETWORK GROUP, INC.

                               SECOND AMENDED AND
                             RESTATED CHARTER OF THE
                             COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                   APRIL 2004

                                    PURPOSES

     The Compensation Committee of the Board of Directors of The Management Network Group, Inc., a Delaware corporation (the "Company"), is appointed by the Board to discharge the Board's responsibilities relating to compensation of the Company's officers. The Committee has overall responsibility for approving and evaluating officer compensation and the employee benefit plans, policies and programs of the Company.

     The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with all applicable rules and regulations.

                                   MEMBERSHIP

     All members of the Committee shall satisfy such criteria as the Board shall determine, provided that all members of the Committee shall qualify as independent directors ("Independent Directors") under the rules of The Nasdaq Stock Market, Inc. ("NASDAQ"), as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence or qualification under applicable laws.

     The Committee shall consist of at least two members who are recommended by the Nominating and Corporate Governance Committee and appointed annually to one year terms by a majority vote of the Board at the meeting of the Board immediately following the annual meeting of stockholders. Vacancies on the Committee shall be filled by majority vote of the Board, upon the recommendation of the Nominating and Corporate Governance Committee, no later than the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Board.

                                    MEETINGS

     The Committee shall meet at least twice annually or more frequently as circumstances require. The Board shall, upon the recommendation of the Nominating and Corporate Governance Committee, designate one member of the Committee as its Chairperson. The Chairperson of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; PROVIDED, however, that no subcommittee shall consist of fewer than two members; and PROVIDED FURTHER that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

     The Committee may request any director, officer or employee of the Company or the Company's outside counsel, advisors or consultants to attend any meeting of the Committee or to meet with any members of or advisors or consultants to the Committee to discuss or provide information pertinent to any matters within the scope of the Committee's duties and responsibilities.

     The Committee shall report to the Board on its meetings, including a description of all actions taken by the Committee at the meeting. The Committee shall keep written minutes and other records of its meetings, which minutes and other records shall be filed with the books and records of the Company.

                              INDEPENDENT ADVISORS

     The Committee shall also have the authority, to the extent it deems necessary or appropriate, to retain special legal or other advisors and consultants to advise the Committee, at the Company's expense. The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of CEO or officer compensation and shall have sole authority to approve the consultant's fees and other retention terms, such fees to be borne by the Company.

                           RESPONSIBILITIES AND DUTIES

REVIEWS, APPROVALS AND RECOMMENDATIONS

o The Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and recommend to the Board the CEO's compensation levels and the components of his or her compensation based on this evaluation. In determining CEO compensation, the Committee shall consider the Company's performance and relative shareholder return, the value of compensation and incentive awards to CEOs at comparable companies, the compensation and awards given to the CEO in past years, and such other factors as the Committee deems relevant.

o The Committee shall annually review and make recommendations to the Board with respect to the compensation of all officers and other key executives, including incentive-compensation plans and equity-based plans.

o The Committee shall annually review and determine, for the CEO and the other officers of the Company, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, and (d) any special or supplemental benefits, including perquisites and other personal benefits.

o The Committee shall review and approve employment agreements, change in control agreements/provisions and any severance or termination arrangements to be made with any officer of the Company.

o The Committee shall perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any executive compensation plan.

     o Review the Company's incentive-compensation and equity-based plans, including material amendments thereto, and make recommendations with respect thereto to the Board and/or the stockholders, as appropriate, and review and approve all equity-compensation plans that are not subject to shareholder approval under the NASDAQ rules.

     o In connection with the Company's general compensation plans and other employee benefit plans, the Committee shall review at least annually the goals and objectives of the Company's general compensation plans and other employee benefit plans, review the Company's general compensation plans and other employee benefit plans in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

REPORTS

o The Committee shall produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with all applicable rules and regulations.

o    The Committee shall make regular reports to the Board.

INVESTIGATIONS

Conduct or authorize investigations into or studies of any matters within the scope of the Committee's duties and responsibilities, as the Committee may in its discretion deem necessary or advisable.

                           EVALUATION OF THE COMMITTEE

     The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.


     The Committee shall deliver to the Nominating and Corporate Governance Committee a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures.

                                      * * *

              Adopted by the Board of Directors on April 14, 2004.




                                   APPENDIX C

                       THE MANAGEMENT NETWORK GROUP, INC.

                                 CHARTER OF THE
                  NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                   APRIL 2004

                                    PURPOSES

     The primary functions of the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of The Management Network Group, Inc., a Delaware corporation (the "Company"), shall be to recommend individuals qualified to serve as directors of the Company; to advise the Board on its composition, procedures and committees; to advise the Board regarding corporate governance and to develop, recommend to the Board and evaluate periodically a set of corporate governance guidelines for the Company; to recommend to the Board an appropriate level of compensation for non-employee directors of the Company; and to oversee the evaluation of the Board and the Company's management.


                                   MEMBERSHIP

     All members of the Committee shall satisfy such criteria as the Board shall determine, provided that all members of the Committee shall qualify as independent directors ("Independent Directors") under the rules of The Nasdaq Stock Market, Inc. ("NASDAQ"). The Committee shall consist of at least two members who are appointed annually to one year terms by a majority vote of the Board at the meeting of the Board immediately following the annual meeting of stockholders. Vacancies on the Committee shall be filled by majority vote of the Board no later than the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Board.


                              INDEPENDENT ADVISORS

     The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other advisors or consultants to advise the Committee, at the Company's expense. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Company. The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director compensation and shall have sole authority to approve the consultant's fees and other retention terms, such fees to be borne by the Company.

                                    MEETINGS

     The Committee shall meet at least twice annually or more frequently as circumstances require. The Board shall designate one member of the Committee as its Chairperson. The Chairperson of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; PROVIDED, however, that no subcommittee shall consist of fewer than two members; and PROVIDED FURTHER that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

     The Committee may request any director, officer or employee of the Company or the Company's outside counsel, advisors or consultants to attend any meeting of the Committee or to meet with any members of or advisors or consultants to the Committee to discuss or provide information pertinent to any matters within the scope of the Committee's duties and responsibilities.

     The Committee shall report to the Board on its meetings, including a description of all actions taken by the Committee at the meeting. The Committee shall keep written minutes and other records of its meetings, which minutes and other records shall be filed with the books and records of the Company.


                           RESPONSIBILITIES AND DUTIES

The Committee shall have the following duties and responsibilities:

BOARD CANDIDATES AND NOMINEES

     o Identify, screen and recommend to the Board for approval, including the approval of a majority of the independent directors, the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Company. In making its recommendations, the Committee shall consider the results of the Board and committee self-evaluation processes described below. In addition, the Committee shall take into account the number of other public company boards of directors and other boards (or comparable governing bodies) upon which a candidate sits. The Committee should take appropriate steps to ensure that the Board maintains an openness to new ideas and a willingness to critically re-examine the status quo, balanced against the benefits derived from continuity.

     o Develop criteria for the selection of new directors, which shall include, among other things, experience, knowledge, skills, expertise, integrity, analytic ability, independence of mind, understanding of the Company's business and its business environment, willingness and ability to devote adequate time and effort to Board responsibilities, and diversity with respect to other Board members. In developing and considering criteria, the Committee shall seek to enhance the Board's ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or listing standard.

     o Consider, and evaluate the suitability of, potential director nominees proposed by management, shareholders and other directors.

     o Review the suitability for continued service as a director of each Board member who is not an employee of the Company when his or her term expires, taking into account any significant change in his or her status, such as a change in the principal position that he or she held when elected to the Board or his or her retirement, and recommend whether or not the director should be re-nominated.

BOARD COMPOSITION AND PROCEDURES

     o Review annually with the Board the composition of the Board as a whole and to recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity necessary and desirable for the Board as a whole and contains at least a majority of Independent Directors.

     o Review periodically the size of the Board and to recommend to the Board any appropriate changes. In making its recommendations, the Committee should strive to enable the Company to bring a diversity of experience to the Board without diminishing individual accountability or hindering effective discussion and decisionmaking.

     o    Make recommendations on the frequency and structure of Board meetings.

BOARD COMMITTEES

     o In consultation with the Chairman of the Board, make recommendations to the Board regarding the size and composition of each standing committee, including the identification of individuals qualified to serve on a committee and as chair of a committee, and to recommend individual directors to fill any vacancy that might occur on a committee (in all cases, including the Committee). The Committee shall consider rotation of committee members and chairmen and make its recommendations with a view toward balancing the benefits derived from continuity against those derived from the diversity of experience and viewpoints of other directors. The Committee shall also use the results of the Board and committee self-evaluation processes in making its recommendations.

     o    Monitor the  functioning  of the  committees  of the Board and to make
          recommendations   for  any   changes,   including   the  creation  and
          elimination of committees.

     o Review annually committee assignments and the policy with respect to the rotation of committee memberships and/or chairpersonships, and to report any recommendations to the Board.

     o Recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee's power to make such a recommendation shall be without prejudice to the right of any other committee of the Board, or any individual director, to make such a recommendation at any time.

CORPORATE GOVERNANCE

     o    Review  periodically,   but  no  less  than  annually,  the  corporate
          governance principles adopted by the Board to assure that they are appropriate for the Company and consistent with any applicable laws, regulations or NASDAQ rules and to recommend any desirable changes to the Board.

     o Consider any other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

EVALUATION OF THE BOARD AND MANAGEMENT

     o Oversee an annual self-evaluation of the performance of each Board committee as well as the performance of the Board as a whole, including a review of any areas in which the Board or management believes that the Board can better contribute to the Company.

     o Oversee the evaluation of the management of the Company, including the Chief Executive Officer.

     o The Committee shall establish procedures to allow it to exercise these oversight functions.

DIRECTOR COMPENSATION

     o The Committee shall evaluate on an annual basis the appropriate level of compensation for Board and Committee service by non-employee members of the Board, and make a recommendation with respect thereto to the Board. The Committee's evaluation will include a review of how the Company's director compensation relates to director compensation of companies of comparable size, industry and complexity. The review will consider both direct and indirect forms of compensation, including any charitable contributions made by the Company to organizations with which a director is affiliated and any consulting or similar arrangements with the Company.

INVESTIGATIONS

     o Conduct or authorize investigations into or studies of any matters within the scope of the Committee's duties and responsibilities, as the Committee may in its discretion deem necessary or advisable.

                           EVALUATION OF THE COMMITTEE

     The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

     The Committee shall deliver to the Board a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures.

                                      * * *

             As adopted by the Board of Directors on April 14, 2004.








                       THE MANAGEMENT NETWORK GROUP, INC.
         7300 COLLEGE BOULEVARD, SUITE 302, OVERLAND PARK, KANSAS 66210
                         ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, JUNE 3, 2004
                                 BERNARDUS LODGE
                             415 CARMEL VALLEY ROAD
                         CARMEL VALLEY, CALIFORNIA 93924


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 3, 2004. The shares of stock you hold in your account will be voted as you specify below. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.



1. Election of directors:     [ ] Vote FOR              [ ] Vote WITHHELD
                                  all nominees             from all nominees
                                  (except as marked)



01 Roy A. Wilkens 02 Andrew D. Lipman 03 Frank M. Siskowski

(Instructions: To withhold authority to vote for a single nominee, write the number of the nominee in the box provided to the right.) [ ]

2. Ratifying the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 1, 2005.

[ ] For [ ] Against [ ] Abstain

SEE REVERSE SIDE

By signing this proxy, you revoke all prior proxies and appoint Grant G. Behrman and Richard P. Nespola, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL

Address Change? Mark Box [ ]
Indicate changes below:

                                      DATE

                                    SIGNATURE

                           SIGNATURE (IF HELD JOINTLY)

                       Please sign exactly as your name(s)
                        appear on proxy. If held in joint
                        tenancy, both persons must sign.
                      Trustees, administrators, etc. should
                          include title and authority.
                      Corporations should provide full name
                     of corporation and title of authorized
                           officer signing the proxy.